                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                             Under 17 C.F.R. ss.ss. 22.80(b)(4),
                                                               200.83 and 240b-2


                              AMENDMENT AGREEMENT

         This Amendment Agreement ("Amendment") effective as of the last date on the signature page hereof (the "Amendment Date"), by and between Corvas International, Inc. ("Corvas") and Schering Corporation and Schering-Plough Ltd. (collectively "Schering") amends and supplements that certain Collaboration and License Agreement among Corvas and Schering effective December 14, 1994, as amended by the Letter of Understanding signed on December 17, 1996 (collectively, the "Agreement").

         The parties acknowledge that the Thrombin Research Program expired in December, 1996 and Schering subsequently terminated the Agreement with respect to Program Thrombin Inhibitors in accordance with Sections 7.2 and 7.4 of the Agreement.

         The parties further acknowledge that Corvas and Schering have entered into a Letter of Agreement dated December 15, 1998 extending the term of the Factor Xa Research Program for an additional period of nine (9) months on the terms and conditions set forth therein (the "Extension Agreement"), which is expressly incorporated herein and made a part hereof.

         The parties hereby agree to further amend the Agreement as follows:

         Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement and the Extension Agreement.

1. Section 1.10 of the Agreement is hereby amended to read in its entirety as follows:

                  1.10 "Factor Xa Research Program" means the research program with respect to Program Factor Xa Inhibitors and, during the Extension, Program Thrombin Inhibitors, in each case as described in Exhibit G hereto, as such Exhibit may be amended by the parties from time to time pursuant to Paragraph 4.1.

2. Section 1.30 of the Agreement is hereby amended to read in its entirety as follows:

                  1.30 "Program Thrombin Inhibitor" means any Thrombin Inhibitor
         (i) conceived prior to the Effective Date and to which Corvas or a Corvas Affiliate has rights in whole or part by license, assignment or otherwise (with the right to sublicense), (ii) conceived in the course of the Thrombin Research Program by Corvas or Schering alone or jointly, (iii) conceived during the Extension in the course of the Factor Xa Research Program by Corvas or Schering alone or jointly, and
         (iv) any compound chemically closely related to or derived from any Thrombin Inhibitor described in any of the foregoing clauses (i), (ii) and (iii) which is conceived by Corvas, during the first year after the term of the Thrombin Research Program or the first year after the term of the Extension, or conceived by Schering during the first five (5) years after the term of the Thrombin Research Program, or the first five (5) years after the term of the Extension; provided, however, that in each case a compound shall not be considered "closely related" for the purposes of this Section 1.30 if a party demonstrates by competent written proof that the compound was developed independently of and without reference to the Thrombin Research Program and the Factor Xa Research Program. Program Thrombin Inhibitors may be covered by claims included in one or more of the Program Thrombin Inhibitor Patent Rights or Other Patent Rights.

3. The definition of "Program Thrombin Inhibitor Know-How" in Section 1.31 of the Agreement is hereby amended by inserting at the end of that Paragraph the phrase:

         ", or during the Extension in the course of the Factor Xa Research Program or during the five (5) year period immediately thereafter"

4. In accordance with the Extension Agreement and Section 4.1A of the Agreement, an amended Exhibit G describing the Factor Xa Research Program, including research activities relating to the discovery and testing of Program Thrombin Inhibitors and Program Factor Xa Inhibitors, to be performed by the parties during the Extension is attached hereto and made a part hereof.

5. Notwithstanding the expiration of the Thrombin Research Program and the termination of the Agreement with respect to Program Thrombin Inhibitors pursuant to Section 7.4 thereof, the parties hereby acknowledge and agree that as of the Amendment Date the termination of the Agreement with respect to Program Thrombin Inhibitors is hereby rescinded and all of the terms and conditions of the Agreement relating to Program Thrombin Inhibitors, as amended by the Extension Agreement and this Amendment, (including, without limitation, the licenses granted to Schering under Section 2.2 with respect to Program Thrombin Inhibitors, Program Thrombin Inhibitor Patent Rights and Program Thrombin Inhibitor Know-How, and the payment and diligence obligations with respect thereto as set forth in Section 2.5, 2.6, 2.9, 2.10 and Articles 3 and
4) are hereby renewed and reinstated in their entirety and shall thereafter remain in full force and effect until the expiration or termination of the Agreement pursuant to Article 7 thereof.

6. In accordance with Paragraph 9 of the Extension Agreement, the parties agree that all licenses and rights to the anticoagulant known as NAP5 granted to Schering under the Agreement are hereby terminated and revert to Corvas, and Schering hereby assigns and conveys to Corvas all of Schering's rights, title and interest in and to the anti-thrombolytic compound known as NAP5, and under any Patent Rights, Know-How and other intellectual property to extent relating thereto, and the parties agree that Corvas shall have the right to develop and commercialize NAP5, alone or in collaboration with a third party, without any further obligation to Schering with respect thereto.

7. Notwithstanding anything in the Agreement or in Paragraph 8 of the Extension Agreement to the contrary, the parties agree that Schering's licenses under Section 2.2 of the Agreement to Program Thrombin Inhibitors and Program Factor Xa Inhibitors shall remain in full force and effect for a period of two
(2) years following the later of the expiration of the Extension, or the termination of the Agreement pursuant to Article 7 thereof, in whole or in part (as provided under Section 7.2 thereof). Following the expiration of the applicable two (2) year period the rights and obligations of the parties with respect to Program Thrombin Inhibitors and/or Program Factor Xa Inhibitors, as appropriate, shall be governed by the terms of Sections 7.5, 7.6 and 7.8 of the Agreement.



                                       2.

8. Corvas agrees to provide Schering access to X-ray structure data from Program Thrombin Inhibitors for use in connection with the Factor Xa Research Program. All such X-ray data shall constitute Program Thrombin Inhibitor Know-How and shall be subject to the terms of the Agreement governing its use.

         Except as expressly amended and supplemented hereby, all other terms of the Agreement and the Extension Agreement shall remain in full force and effect.



                                       3.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed in duplicate by their duly authorized representatives.

                                                                         LEGAL
                                                                         REVIEW


CORVAS INTERNATIONAL, INC.                       SCHERING CORPORATION

BY: RANDALL E. WOODS                             BY: DAVID POORVIN
    ------------------------                         ------------------------
NAME: /s/ RANDALL E. WOODS                       NAME: /s/DAVID POORVIN
      ----------------------                           ----------------------
TITLE: President and CEO                         TITLE: Vice President
       ---------------------                            ---------------------
DATE: 2/18/99                                    DATE: 2/17/99
      ----------------------                           ----------------------

                                                                         LEGAL
                                                                         REVIEW


                                                 SCHERING-PLOUGH LTD.


                                                 BY: DAVID POORVIN
                                                     ------------------------
                                                 NAME: /s/ DAVID POORVIN
                                                     ------------------------
                                                 TITLE: Prokurist
                                                     ------------------------
                                                 DATE: 2/17/99
                                                     ------------------------



                                       4.

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                             Under 17 C.F.R. ss.ss. 22.80(b)(4),
                                                               200.83 and 240b-2



                                    EXHIBIT G
                      SUMMARY OF CORVAS' THROMBIN/FACTOR Xa
                      RESEARCH EFFORTS DURING THE EXTENSION





                                  [...***...]


----------------
* CONFIDENTIAL TREATMENT REQUESTED